                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by each Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                    VAN KAMPEN AMERICAN CAPITAL BOND FUND
           VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES FUND
                   VAN KAMPEN AMERICAN CAPITAL INCOME TRUST
--------------------------------------------------------------------------------
            (Name of each Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No Fee Required
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

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     (4) Date Filed:

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
  November 1997

IMPORTANT NOTICE

TO VAN KAMPEN AMERICAN CAPITAL
CLOSED END FUND SHAREHOLDERS

QUESTIONS
& ANSWERS

Although we recommend that you read the complete proxy statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Why am I receiving this proxy statement?

This is the Joint Annual Meeting of Shareholders and your Trustees have nominated eight individuals for election to each Board as a result of a trans-action by and among Smith Barney Mutual Funds Management, Inc., and its affiliates and your Fund's Adviser and its affiliates. Please refer to the proxy statement for a detailed explanation of the proposed items.

How will this affect my account?

You can expect the same level of management expertise and high-quality shareholder service you've grown accustomed to.

Will my vote make a difference?

Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card(s) will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund(s).

How do the Trustees of each Fund suggest that I vote?

After careful consideration, the Trustees of each Fund unanimously recommend that you vote "FOR" each of the items proposed on the enclosed proxy card(s).

Who is paying for expenses related to the shareholders' meeting?

Each Fund will pay its pro-rata portion of the expenses relating to the shareholders' meeting.

Who do I call if I have questions?

We will be happy to answer your questions about the proxy solicitation.

Please call us at 1-800-341-2929 between 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday. (TDD users call 1-800-421-2833.)

Where do I mail my proxy card(s)?

You may use the enclosed postage paid envelope or mail your proxy card(s) to:

          Proxy Tabulator
          P.O. Box 9113
          Hingham, MA 02043-9113

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Election of Trustees  -- mark "For All," "Withhold" or "For All Except"

To withhold authority to vote for one or more nominees, check "For All Except" and write the nominee's name(s) on the line below.

Ratification of Independent Accountants -- mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

 /X/     PLEASE MARK
         VOTES AS IN
         THIS EXAMPLE

                                     PROXY
                       VAN KAMPEN AMERICAN CAPITAL XXXXX
                         ANNUAL MEETING OF SHAREHOLDERS

SAMPLE                                                            For
                                                   For            All
                                                   All  Withhold  Except
1.       To vote to elect eight trustees to        / /    / /      / /
         serve until their respective
         successors are duly elected and
         qualified.

XXXXXXXXX, XXXXXXXXX, XXXXXXXXXX

         INSTRUCTIONS: to withhold authority to vote for one or more nominees check "For All
         Except" nominee, and write the nominee's name(s) on the line below.

-----------------------------------------------------

Please be sure to sign and date this Proxy.   Date

Shareholder sign here              Co-owner sign here

                                                   For   Against  Abstain
2.       To ratify the selection of                / /     / /      / /
         Ernst & Young LLP as the
         independent accountants.

                     VAN KAMPEN AMERICAN CAPITAL BOND FUND

            VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES FUND

                    VAN KAMPEN AMERICAN CAPITAL INCOME TRUST

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2929

                       NOTICE OF JOINT ANNUAL MEETING OF
                                  SHAREHOLDERS

                          TO BE HELD DECEMBER 18, 1997

  A Joint Annual Meeting of Shareholders (the "Meeting") of Van Kampen American Capital Bond Fund (the "Bond Fund"), Van Kampen American Capital Convertible Securities Fund (the "Convertible Securities Fund") and Van Kampen American Capital Income Trust (the "Income Trust") (each a "Fund" and collectively, the "Funds"), will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Thursday, December 18, 1997, at 3:00 p.m. for the following purposes:

    1. With respect to each Fund, to elect eight Trustees (including seven new Trustees);

    2. With respect to each Fund, to ratify or reject the selection of Ernst & Young LLP as independent accountants for its current fiscal year; and

    3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Shareholders of record at the close of business on October 31, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                              By Order of the Board of Trustees

                              /s/ Ronald A. Nyberg
                              Ronald A. Nyberg, Vice President and Secretary

November 25, 1997

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2929 OR BY WRITING TO THE FUNDS AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR ALL OF THE NOMINEES FOR THE BOARD OF TRUSTEES OF EACH FUND LISTED IN THE PROXY STATEMENT.

  - FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE CURRENT FISCAL YEAR OF EACH FUND.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                     VAN KAMPEN AMERICAN CAPITAL BOND FUND
            VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES FUND
                    VAN KAMPEN AMERICAN CAPITAL INCOME TRUST

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2929

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER 18, 1997

  This proxy statement is furnished in connection with the solicitation by the respective Board of Trustees (the "Board") of the Funds (defined below) of proxies to be voted at a Joint Annual Meeting of Shareholders, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Thursday, December 18, 1997, at 3:00 p.m. The approximate mailing date of this proxy statement and accompanying form of proxy is November 25, 1997.

  The primary purpose of the Meeting is to permit each Fund's shareholders to elect seven new Trustees and one incumbent Trustee and ratify or reject the selection of Ernst & Young LLP as independent accountants.

  Participating in the Meeting are holders of shares of beneficial interest (collectively, the "Shares") of Van Kampen American Capital Bond Fund, a Delaware business trust (the "Bond Fund"), Van Kampen American Capital Convertible Securities Fund, a Delaware business trust (the "Convertible Securities Fund") and Van Kampen American Capital Income Trust, a Massachusetts business trust (the "Income Trust"). The Bond Fund, Convertible Securities Fund and Income Trust are sometimes referred to herein individually as a "Fund" and collectively as the "Funds."

  The Meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each Fund. In the event that any shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund.

  The Board has fixed the close of business on October 31, 1997, as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. Shareholders of a Fund on the Record Date will be entitled to one vote per share with respect to each proposal submitted to the shareholders of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

  The following table summarizes each proposal to be presented at the Meeting and the Funds solicited with respect to such proposal:

                          PROPOSAL                           AFFECTED FUNDS
                          --------                           --------------
1.  Election of Trustees                                       Each Fund
2.  Ratification of Independent Accountants                    Each Fund

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2929 OR BY WRITING TO THE RESPECTIVE FUND, ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  At the close of business on October 31, 1997, there were issued and outstanding Shares of each of the Funds as set forth below:

                                                              TOTAL SHARES
                         FUND NAME                            OUTSTANDING
                         ---------                            ------------
Van Kampen American Capital Bond Fund ......................   11,362,465
Van Kampen American Capital Convertible Securities Fund ....    3,251,323
Van Kampen American Capital Income Trust....................   15,290,019

  As of October 31, 1997, to the knowledge of each Fund, no person beneficially owned more than 5% of such Fund's outstanding shares.

VOTING

  The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, a plurality of all the votes cast at the Meeting, with a quorum present, is required to elect a Trustee.

  With respect to Proposal 2, an affirmative vote of a majority of the votes cast by holders of Shares present in person or represented by proxy at the Meeting, with a quorum present, is required to ratify the selection of the independent accountants.

  The Board recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees of each Fund listed in the proxy statement.

  - FOR the ratification of the selection of Ernst & Young LLP as independent accountants for the current fiscal year of each Fund.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. With respect to Proposal 2, abstentions and broker non-votes will not be considered "votes cast" on the proposal. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will have the same effect as abstentions. A majority of the outstanding Shares of a Fund must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. Abstentions, broker non-votes and withhold authority votes will be counted as present for the purpose of determining a quorum. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposals 1 and 2 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds are not received, the persons named as proxies may propose one or more adjournments of the Meeting of such Fund to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

BACKGROUND

  Van Kampen American Capital Asset Management, Inc. serves as investment adviser to each Fund (the "Adviser"). The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"). VKAC is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $60 billion under management or supervision. VKAC's more than 50 open end and 37 closed end funds (including the Funds) and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Generally, Van Kampen American Capital Distributors, Inc., a wholly-owned subsidiary of VKAC, has been the sponsor of the funds mentioned above and acts as distributor to such funds. VKAC is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD").

  Prior to the Adviser becoming a subsidiary of VKAC in 1994, the Adviser was an indirect wholly-owned subsidiary of The Travelers Inc. and was therefore also affiliated with Smith Barney Mutual Funds Management, Inc. and PFS Distributors, Inc., other subsidiaries of The Travelers Inc. In 1994, the Adviser served as investment adviser to more than 30 open end funds, including the Funds, several funds organized under the Common Sense Trust (the "Common Sense Funds") and Van Kampen American Capital Exchange Fund ("Exchange Fund") (the Funds, the Common Sense Funds and the Exchange Fund collectively referred to as the "Fund Complex"). In 1994, other investment advisory subsidiaries of VKAC served as investment adviser to more than 20 open end funds and more than 30 closed end funds.

  The Common Sense Funds are currently advised by the Adviser and distributed by PFS Distributors, Inc. In addition, the Common Sense Trust International Equity Fund is subadvised by Smith Barney Mutual Funds Management Inc. Pursuant to recent transactions, the Adviser agreed to assign those advisory agreements for the Common Sense Funds to Smith Barney Mutual Funds Management Inc., subject to the approval of the Common Sense Funds' board of trustees and the Common Sense Funds' shareholders.

NOMINATION OF TRUSTEES

  Each of the current Trustees serves as a Trustee for each of the Funds and for each of the Common Sense Funds. In connection with the events described above, the Funds would remain part of the VKAC family of funds and continue to be advised and serviced by the Adviser and its affiliates. Alternatively, the Common Sense Funds would become a part of the Smith Barney-related family of funds.

After meetings discussing these proposed transactions, the Trustees approved the advisory changes for the Common Sense Funds and approved submitting such changes to shareholders of the Common Sense Funds.

  In light of these events, the trustees have discussed the impacts, if any, on the Funds and the Fund's shareholders of these changes. The Trustees also discussed, among other things, the operating efficiency and effectiveness of boards of trustees in general and as they may be impacted by the proposed changes, the relationships between VKAC and Smith Barney-related entities, the understanding and capabilities of the Adviser and other service providers for closed end funds and the impact on the management companies of multiple boards for similar funds. The Trustees reviewed the background and experience of VKAC as they relate to closed end funds. Currently, VKAC serves as investment adviser to 37 closed end funds including the Funds; like the Funds, each of the other 34 closed end funds (the "VKAC Closed End Funds") has a board of trustees comprised of the same seven members. The Trustees reviewed the qualifications, knowledge and experience of the trustees of the VKAC Closed End Funds.

  Based on the foregoing, the Trustees considered it in the best interests of shareholders of the Funds to re-nominate Dr. Muller as a Trustee of each Fund and to nominate each nominee listed below as a Trustee of each Fund. As described in each nominee's respective biographical information below, each nominee is also a trustee or, in the case of Dr. Muller, a nominee, of the VKAC Closed End Funds. If elected, Dr. Muller would continue as a Trustee of the Funds and Dr. Muller will resign as a trustee of the Common Sense Trust. The Trustees, other than Dr. Muller, are resigning from the boards of the Funds and the Exchange Fund and will remain as trustees of the Common Sense Trust.

CLASSES OF TRUSTEES

  Each Fund's Board is divided into three classes of Trustees, each class generally serving for a term of three years. Generally, the term of one class expires each year and no term shall continue for more than three years after the applicable election. This type of classification may prevent replacement of a majority of the Trustees for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act and Delaware or Massachusetts law, depending upon the laws of which state a Fund is organized under, and the Declaration of Trust and By-Laws of each Fund. Dr. Muller is a Class III Trustee and is being elected for a three year term until the annual meeting of shareholders in 2000. The nominees have been classified as Class I, Class II or Class III Trustees and are being elected for the respective term associated with each class as indicated below.

  It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of the persons named below, or if any such persons shall be unable to serve, to vote for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. The Funds, however, have no reason to believe that it will be necessary to designate a substitute nominee.

GENERAL INFORMATION

  The following schedule sets forth certain information regarding each nominee for election as Trustee. Dr. Muller is currently a member of the Board of Trustees. All nominees have consented to being named in this proxy statement and have agreed to serve if elected for each Fund.

                  INFORMATION REGARDING NOMINEES FOR ELECTION

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
David C. Arch(1)..................  Mr. Arch is Chairman and Chief Executive
1800 Swift Drive                    Officer of Blistex Inc., a consumer health
Oak Brook, IL 60521                 care product's manufacturer. Director of
  Age: 52                           Elmhurst College and the Illinois
                                    Manufacturers' Association. Mr. Arch is also
                                    a trustee of each of the VKAC Closed End
                                    Funds and two open end investment companies
                                    advised by Van Kampen American Capital
                                    Management, Inc. ("Management, Inc.") and is
                                    a nominee for Managing General Partner of
                                    the Exchange Fund.
Rod Dammeyer(2)...................  Mr. Dammeyer is Managing Director of EGI
Two North Riverside Plaza           (Equity Group Investments, Inc.) Corporate
Suite 1950                          Investments, a division of Equity Group
Chicago, IL 60606                   Investments, Inc., a company that makes
  Age: 57                           private equity investments in other
                                    companies, and President, Chief Executive
                                    Officer and Director of Anixter
                                    International Inc., a value-added provider
                                    of integrated networking and cabling
                                    solutions that support business information
                                    and network infrastructure requirements
                                    (employed by Anixter since 1985). Prior to
                                    1997, Mr. Dammeyer was President, Chief
                                    Executive Officer and a Director of Great
                                    American Management & Investment, Inc., a
                                    diversified manufacturing company. He is
                                    also a Director of Teletech Holdings Inc.,
                                    Lukens, Inc., Falcon Building Products,
                                    Inc., Revco D.S., Inc., Jacor
                                    Communications, Inc., Capsure Holdings
                                    Corp., IMC Global Inc., Antec Corporation
                                    and a member of the Chase Manhattan
                                    Corporation National Advisory Board.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
                                    Mr. Dammeyer was previously a Director of
                                    Santa Fe Energy Resources, Inc., Lomas
                                    Financial Corporation, Santa Fe Pacific
                                    Corporation, Q-Tel, S.A. de C.V. and
                                    Servicios Financieros Quadrum, S.A. Mr.
                                    Dammeyer is also a trustee of each of the
                                    VKAC Closed End Funds and two open end
                                    investment companies advised by Management,
                                    Inc. and is a nominee for Managing General
                                    Partner of the Exchange Fund.
Howard J Kerr(1)..................  Mr. Kerr is President and Chief Executive
736 North Western Ave.              Officer of Pocklington Corporation, Inc., an
P.O. Box 317                        investment holding company. Mr. Kerr is also
Lake Forest, IL 60045               a Director of Canbra Foods, Ltd., a Canadian
  Age: 62                           oilseed crushing, refining, processing and
                                    packaging operation. Mr. Kerr is also a
                                    trustee of each of the VKAC Closed End Funds
                                    and two open end investment companies
                                    advised by Management, Inc. and is a nominee
                                    for Managing General Partner of the Exchange
                                    Fund.
Dennis J. McDonnell*(1)...........  Mr. McDonnell is President, Chief Operating
One Parkview Plaza                  Officer and a Director of Van Kampen
Oakbrook Terrace, IL 60181          American Capital Advisory Corp. ("Advisory
  Age: 55                           Corp."), the Adviser, Van Kampen American
                                    Capital Advisors, Inc. and Management, Inc.
                                    He is also an Executive Vice President and
                                    Director of VK/AC Holding, Inc. and VKAC.
                                    Mr. McDonnell is President and Director of
                                    Van Kampen Merritt Equity Advisors Corp. He
                                    is President and a trustee of the VKAC
                                    Closed End Funds and two open end investment
                                    companies advised by Management, Inc., a
                                    nominee for Managing General Partner of the
                                    Exchange Fund and President of open-end
                                    investment companies advised by the Adviser
                                    and Advisory Corp. Prior to September of
                                    1996, Mr. McDonnell was Chief Executive
                                    Officer and Director of MCM Group, Inc.,
                                    McCarthy, Crisanti and Maffei, Inc. and
                                    Chairman and Director of MCM Asia Pacific
                                    Company, Limited and MCM (Europe) Limited.
                                    Prior to July of 1996, Mr. McDonnell was
                                    President, Chief Operating Officer and
                                    Trustee of VSM Inc. and VCJ Inc. Mr.
                                    McDonnell has been an Executive Vice
                                    President of each Fund and the Exchange Fund
                                    since 1995.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Steven Muller, Ph.D.(3)...........  Dr. Muller is Chairman of The 21st Century
President Emeritus                  Foundation (public affairs). He is President
  The Johns Hopkins University      Emeritus of The Johns Hopkins University. He
Suite 711                           is also a Director of Beneficial Corporation
1619 Massachusetts Avenue, N.W.     (bank holding company) and Millipore
Washington, D.C. 20036              Corporation (bio- technology). Prior to May,
Age: 70                             1997, Dr. Muller was a Director of BT Alex.
                                    Brown & Sons (investment banking). Dr.
                                    Muller is currently a Trustee of each Fund
                                    and the Common Sense Trust and a nominee for
                                    election as trustee of each of the VKAC
                                    Closed End Funds and as a Managing General
                                    Partner of the Exchange Fund. Dr. Muller was
                                    initially elected as a Trustee of each Fund
                                    in 1990.
Theodore A. Myers(3)..............  Mr. Myers is a Senior Financial Advisor of
550 Washington Avenue               Qualitech Steel Corporation, a manufacturer
Glencoe, IL 60022                   of special quality bar products, as well as
  Age: 67                           iron carbide (a steel scrap substitute). Mr.
                                    Myers is a Director of COVA Series Trust (an
                                    open end investment company). He is also a
                                    member of the Arthur Andersen Chief
                                    Financial Officer Advisory Committee. Prior
                                    to 1997, Mr. Myers was a Director of McLouth
                                    Steel, and prior to July of 1996, Mr. Myers
                                    was an executive Vice President and Chief
                                    Financial Officer of Qualitech Steel
                                    Corporation. Prior to August, 1993, Mr.
                                    Myers was Senior Vice President, Chief
                                    Financial Officer and a Director of Food
                                    Brands America (formerly known as Doskocil
                                    Companies, Inc.), a food processing and
                                    distribution company. Mr. Myers is also a
                                    trustee of each of the VKAC Closed End Funds
                                    and two open end investment companies
                                    advised by Management, Inc. and is a nominee
                                    for Managing General Partner of the Exchange
                                    Fund.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Hugo F. Sonnenschein(3)...........  Mr. Sonnenschein is President of the
5801 South Ellis Avenue             University of Chicago. Mr. Sonnenschein is a
Suite 502                           member of the Board of Trustees of the
Chicago, IL 60637                   University of Rochester and a member of its
  Age: 57                           investment committee. Prior to July, 1993,
                                    Mr. Sonnenschein was Dean of the School of
                                    Arts and Sciences at the University of
                                    Pennsylvania. Mr. Sonnenschein is a member
                                    of the National Academy of Sciences and a
                                    fellow of the American Academy of Arts and
                                    Sciences. Mr. Sonnenschein is also a trustee
                                    of each of the VKAC Closed End Funds and two
                                    open end investment companies advised by
                                    Management, Inc. and is a nominee for
                                    Managing General Partner of the Exchange
                                    Fund.
Wayne W. Whalen(2)................  Mr. Whalen is a partner in the law firm of
333 West Wacker Drive               Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                   (Illinois), legal counsel to the VKAC Closed
  Age: 58                           End Funds and certain open end investment
                                    companies advised by the Adviser, Advisory
                                    Corp. and Management, Inc. Mr. Whalen is
                                    also a trustee of each of the VKAC Closed
                                    End Funds and a director/trustee of open end
                                    investment companies advised by the Adviser,
                                    Advisory Corp. and Management, Inc. and is a
                                    nominee for Managing General Partner of the
                                    Exchange Fund.

------------------------------------------------------------------------------

* Mr. McDonnell is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Adviser and each Fund by reason of his position with the Adviser.

(1) Term expires at the annual meeting of shareholders in 1998.

(2) Term expires at the annual meeting of shareholders in 1999.

(3) Term expires at the annual meeting of shareholders in 2000.

OFFICERS OF THE FUNDS

  The following information relates to the executive officers of each Fund who are not nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or an affiliate of the Adviser. The officers of each Fund serve for one year or until their respective successors are chosen and qualified. Each Fund's officers receive no compensation from the Funds but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                         POSITIONS AND             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE  OFFICES WITH FUND            DURING PAST 5 YEARS
---------------------  -----------------           ---------------------
Peter Hegel..........  Vice President      Executive Vice President of Advisory
  One Parkview Plaza     of each Fund      Corp., the Adviser, Management, Inc.
  Oakbrook Terrace,      since 1996        and Van Kampen American Capital
  IL 60181                                 Advisors, Inc. Prior to July of 1996,
  Age: 41                                  Director of VSM Inc. Prior to
                                           September of 1996, Director of
                                           McCarthy, Crisanti & Maffei, Inc. Vice
                                           President of the VKAC Closed End Funds
                                           and open end investment companies
                                           advised by the Adviser, Advisory Corp.
                                           and Management, Inc.
Ronald A. Nyberg.....  Vice President      Executive Vice President, General
  One Parkview Plaza     of each Fund      Counsel, Secretary and Director of
  Oakbrook Terrace,      since 1995        VKAC and VK/AC Holding, Inc. Executive
  IL 60181                                 Vice President, General Counsel,
  Age: 44                                  Assistant Secretary and Director of
                                           the Adviser, Advisory Corp., Van
                                           Kampen American Capital Advisors,
                                           Inc., Management, Inc., Van Kampen
                                           American Capital Distributors, Inc.,
                                           Van Kampen American Capital Exchange
                                           Corporation, American Capital
                                           Contractual Services, Inc., Van Kampen
                                           American Capital Trust Company, VK/AC
                                           System, Inc., Van Kampen American
                                           Capital Insurance Agency of Illinois,
                                           Inc. and Van Kampen American Capital
                                           Recordkeeping Services, Inc. Executive
                                           Vice President, General Counsel and
                                           Assistant Secretary of ACCESS Investor
                                           Services, Inc. Executive Vice
                                           President, General Counsel and
                                           Director of Van Kampen Merritt Equity
                                           Advisors Corp. Prior to July of 1996,
                                           Executive Vice President and General
                                           Counsel of VSM Inc. and VCJ Inc. Prior
                                           to September of 1996, General Counsel
                                           of McCarthy, Crisanti & Maffei, Inc.
                                           Prior to June 1997, Director of ICI
                                           Mutual Insurance Co., a provider of
                                           insurance to members of the Investment
                                           Company Institute. Vice President and
                                           Secretary of the VKAC Closed End Funds
                                           and open end investment companies
                                           advised by the Adviser, Advisory Corp.
                                           and Management, Inc.
Alan T. Sachtleben...  Vice President of   Executive Vice President of the
  2800 Post Oak Blvd.    Convertible       Adviser, Advisory Corp., Management,
  Houston, TX 77056      Securities Fund   Inc. and Van Kampen American Capital
  Age: 55                since 1987 and    Advisors, Inc. Vice President of open
                         Bond Fund and     end investment companies advised by
                         Income Trust      the Adviser and Advisory Corp.
                         since 1996

                         POSITIONS AND             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE  OFFICES WITH FUND            DURING PAST 5 YEARS
---------------------  -----------------           ---------------------
Paul R. Wolkenberg...  Vice President of   Executive Vice President and a
  2800 Post Oak Blvd.    each Fund         Director of VKAC Holding, Inc. and
  Houston, TX 77056      since 1990        VKAC. Executive Vice President of Van
  Age: 53                                  Kampen American Capital Distributors,
                                           Inc. and the Adviser. President and a
                                           Director of Van Kampen American
                                           Capital Trust Company and ACCESS
                                           Investor Services, Inc. President,
                                           Chief Operating Officer and a Director
                                           of Van Kampen American Capital
                                           Recordkeeping Services, Inc. Vice
                                           President of open end investment
                                           companies advised by the Adviser and
                                           Advisory Corp.
Edward C. Wood III...  Vice President and  Senior Vice President of the Adviser,
  One Parkview Plaza     Chief Financial   Advisory Corp. and Management, Inc.
  Oakbrook Terrace,      Officer of each   Vice President and Chief Financial
IL                       Fund              Officer of the VKAC Closed End Funds
  60181                  since 1996        and open end investment companies
  Age: 41                                  advised by the Adviser, Advisory Corp.
                                           and Management, Inc.
Curtis W. Morell.....  Vice President and  Senior Vice President of the Adviser
  2800 Post Oak Blvd.    Chief Accounting  and Advisory Corp. Vice President and
  Houston, TX 77056      Officer of each   Chief Accounting Officer of the VKAC
  Age: 51                Fund*             Closed End Funds and open end
                                           investment companies advised by the
                                           Adviser, Advisory Corp. and
                                           Management, Inc.
John L. Sullivan.....  Treasurer of each   First Vice President of the Adviser
  One Parkview Plaza     Fund              and Advisory Corp. Treasurer of the
  Oakbrook Terrace,      since 1996        VKAC Closed End Funds and open end
  IL 60181                                 investment companies advised by the
  Age: 42                                  Adviser, Advisory Corp. and
                                           Management, Inc.
Tanya M. Loden.......  Controller of each  Vice President of the Adviser and
  2800 Post Oak Blvd.    Fund              Advisory Corp. Controller of the VKAC
  Houston, TX 77056      since 1991        Closed End Funds and open end
  Age: 38                                  investment companies advised by the
                                           Adviser, Advisory Corp. and
                                           Management, Inc.
Steven M. Hill.......  Assistant           Assistant Vice President of the
  One Parkview Plaza     Treasurer         Adviser and Advisory Corp. Assistant
  Oakbrook Terrace,      of each Fund      Treasurer of the VKAC Closed End Funds
  IL 60181               since 1996        and open end investment companies
  Age: 33                                  advised by the Adviser, Advisory Corp.
                                           and Management, Inc.
Michael Robert         Assistant           Assistant Vice President of the
  Sullivan...........    Controller of     Adviser and Advisory Corp. Assistant
  2800 Post Oak Blvd.    each Fund         Controller of the VKAC Closed End
  Houston, TX 77056      since 1996        Funds and open end investment
  Age: 64                                  companies advised by the Adviser,
                                           Advisory Corp. and Management, Inc.

                         POSITIONS AND             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE  OFFICES WITH FUND            DURING PAST 5 YEARS
---------------------  -----------------           ---------------------
Scott E. Martin......  Assistant           Senior Vice President, Deputy General
  One Parkview Plaza     Secretary         Counsel and Assistant Secretary of
  Oakbrook,              of each Fund      VKAC and VK/AC Holding, Inc. Senior
  IL 60181               since 1996        Vice President, Deputy General Counsel
  Age: 41                                  and Secretary of Van Kampen American
                                           Capital Distributors, Inc., the
                                           Adviser, Advisory Corp., Management,
                                           Inc., Van Kampen American Capital
                                           Advisors, Inc., ACCESS Investor
                                           Services, Inc., Van Kampen American
                                           Capital Insurance Agency of Illinois,
                                           Inc., VK/AC System, Inc., Van Kampen
                                           American Capital Recordkeeping
                                           Services, Inc., Van Kampen American
                                           Capital Exchange Corporation, American
                                           Capital Contractual Services, Inc. and
                                           Van Kampen Merritt Equity Advisors
                                           Corp. Prior to April of 1997, Senior
                                           Vice President, Deputy General Counsel
                                           and Secretary of Van Kampen American
                                           Capital Services, Inc. and Van Kampen
                                           Merritt Holdings Corp. Prior to
                                           September of 1996, Deputy General
                                           Counsel and Secretary of McCarthy,
                                           Crisanti & Maffei, Inc. Prior to July
                                           of 1996, Senior Vice President, Deputy
                                           General Counsel and Secretary of VSM
                                           Inc. and VCJ Inc. Assistant Secretary
                                           of the VKAC Closed End Funds and open
                                           end investment companies advised by
                                           the Adviser, Advisory Corp. and
                                           Management, Inc.
Weston B.              Assistant           Vice President, Associate General
  Wetherell..........    Secretary of      Counsel and Assistant Secretary of
  One Parkview Plaza     each Fund since   VKAC, Van Kampen American Capital
  Oakbrook, IL 60181     1996              Distributors, Inc., the Adviser,
  Age: 41                                  Advisory Corp., Management, Inc. and
                                           Van Kampen American Capital Advisors,
                                           Inc. Prior to September 1996,
                                           Assistant Secretary of McCarthy,
                                           Crisanti & Maffei, Inc. Assistant
                                           Secretary of the VKAC Closed End Funds
                                           and open end investment companies
                                           advised by the Adviser, Advisory Corp.
                                           and Management, Inc.

                         POSITIONS AND             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE  OFFICES WITH FUND            DURING PAST 5 YEARS
---------------------  -----------------           ---------------------
Nicholas Dalmaso.....  Assistant           Vice President, Assistant Secretary
  One Park Plaza         Secretary of      and Senior Attorney of VKAC, the
  Oakbrook Terrace,      each Fund since   Adviser, Advisory Corp., Van Kampen
  IL 60181               1996              American Capital Distributors, Inc.,
  Age: 32                                  Van Kampen American Capital Advisors,
                                           Inc. and Management, Inc. Assistant
                                           Secretary of the VKAC Closed End Funds
                                           and open end investment companies
                                           advised by the Adviser, Advisory Corp.
                                           and Management, Inc.
Huey P. Falgout,       Assistant           Assistant Vice President and Senior
  Jr.................    Secretary of      Attorney of VKAC. Assistant Vice
  2800 Post Oak Blvd.    each Fund         President and Assistant Secretary of
  Houston, TX 77056      since 1996        the Adviser, Advisory Corp., ACCESS
  Age: 34                                  Investor Services, Inc., American
                                           Capital Contractual Services, Inc.,
                                           Management, Inc., Van Kampen American
                                           Capital Exchange Corporation, Van
                                           Kampen American Capital Advisors, Inc.
                                           and Van Kampen American Capital
                                           Distributors, Inc. Assistant Secretary
                                           of the VKAC Closed End Funds and open
                                           end investment companies advised by
                                           the Adviser, Advisory Corp. and
                                           Management, Inc.

------------------------------------------------------------------------------

 * Mr. Morell has been an officer of the Bond Fund and the Convertible Securities Fund since 1976 and an officer of the Income Trust since 1987.

REMUNERATION PAID TO TRUSTEES

  No remuneration is paid by a Fund to a Trustee who is an affiliated person of the Adviser. Trustees who are not affiliated with the Adviser are compensated by each Fund and reimbursed for out-of-pocket expenses. The fees paid to the Trustees are calculated based upon an aggregate retainer and aggregate meeting fees for the Boards for which the Trustees serve which aggregate amounts are then allocated pro rata based upon the assets of the underlying funds. Each Trustee eligible for compensation on the Board of Bond Fund is currently compensated at the annual rate of $1,921 plus $128 for each Board and committee meeting attended. Each Trustee eligible for compensation on the Board of Income Trust is currently compensated at the annual rate of $1,551 plus $103 for each Board and committee meeting attended. Each Trustee eligible for compensation on the Board of Convertible Securities Fund is currently compensated at the annual rate of $1,416 plus $94 for each Board and committee meeting attended.

  Each Fund has adopted a retirement plan under which a Trustee who has received compensation from such Fund prior to such Trustee's retirement, has at least 10 years of service (including years of service prior to the adoption of the retirement plan) and retires at or after attaining the age of 67 is eligible to receive a retirement benefit for each of the ten years following such retirement from the Fund. The retirement benefit payable per year is based upon the highest total annual compensation received by the Trustee in any of the three calendar years preceding retirement. A Trustee with at least five but less than ten years of service at retirement is eligible to receive a prorated reduced benefit. Finally, a Trustee may receive retirement benefits under each Fund's retirement plan in the event that such Trustee retires prior to age 67 after five years of service if the Nominating Committee of the Fund determines that the earlier retirement date is appropriate. Under the circumstances surrounding the decision to resign, the Nominating Committee of each Fund has determined that the early retirement of those Trustees under the age of 67 as of December 31, 1997 is appropriate under the circumstances and that such retiring Trustee should receive retirement benefits under the plan. In connection with their resignation from service as Trustees of the Funds, each resigning Trustee will receive the vested portion of their retirement benefits under the Fund's retirement plan. In addition, in recognition of their years of service, the Adviser or its affiliates will pay to each resigning Trustee an amount equal to the unvested portion of their retirement benefits. Further information about the retirement plan and retirement plan benefits are included in Annexes A and B.

  Additional information regarding the compensation and benefits paid by each Fund and the related funds in the Fund Complex is set forth in Annex A.

  The nominees have indicated that they are currently in the process of reviewing and seeking to adopt a comprehensive compensation and benefits package for the VKAC Closed End Funds and the Funds. Currently, each trustee of a VKAC Closed End Fund not affiliated with the fund's investment adviser receives an annual retainer of $2,500 and a meeting fee of $250 per meeting from each fund. Each VKAC Closed End Fund has a deferred compensation plan allowing trustees to defer receipt of all or a portion of their trustee compensation and the deferred amounts earn a rate of return determined by reference to the VKAC Closed End Fund(s) selected by such trustee. Each VKAC Closed End Fund has a retirement plan for its non-affiliated trustees which provides that each trustee that retires with ten or more years of service (including years of service prior to the plan's adoption) is eligible for a retirement benefit payable annually for the ten-year period following such trustee's retirement equal to the annual retainer in the year such trustee resigns. Under certain conditions, reduced benefits are available for early retirement. For the calendar year ended December 31, 1996, each non-affiliated trustee of the VKAC Closed End Funds earned aggregate compensation (prior to deferral) from the VKAC Closed End Funds' complex equal to approximately $138,500. For the calendar year ended December 31, 1996, Mr. Whalen, who serves as a trustee/director of other investment companies in the Van Kampen American Capital family of funds, earned aggregate compensation from funds advised by the

Adviser and its affiliates, including the VKAC Closed End Funds of approximately $243,400.

MEETINGS AND COMMITTEES

  With respect to each Fund, the Board met seven times during the Fund's last fiscal year. During such fiscal year all Trustees attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which they served.

  Each Fund has an Audit Committee which makes recommendations to the Board concerning the selection of each Fund's independent accountants, reviews with such independent accountants the scope and results of the annual audits and considers any comments which the independent accountants may have regarding such Fund's financial statements or books of account. The committee currently consists of Messrs. Carlton, Cocanougher, Gross, Merten, Muller, Pettit and Shepard. None of these Trustees, with the exception of Dr. Muller, is standing for election. With respect to Bond Fund, the Committee held two meetings during the last fiscal year. With respect to Convertible Securities Fund and Income Trust, the committee held three meetings during the last fiscal year.

  Each Fund has a Nominating Committee, the functions of which are (a) selecting and recommending to the Board nominees for election as trustees and (b) proposing and recommending to the Board the terms of compensation for trustees. The committee currently consists of Messrs. Cocanougher, Muller, Pettit and Shepard. None of the Trustees, with the exception of Dr. Muller, is standing for election. With respect to each Fund, the committee held three meetings during the last fiscal year. The committee is prepared to review nominations from shareholders to fill trusteeships in written communications addressed to the committee at each Fund's headquarters, although the committee expects to be able to identify from its own resources an ample number of qualified candidates.

  If the nominees listed for election as trustees of the Funds are elected by shareholders at the Meeting, they will replace the Trustees, with the exception of Dr. Muller, currently serving on the above-named committees. Committee assignments are expected to be decided by newly-elected trustees after the Meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of the Fund's Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own beneficially more than 10% of a registered class of the Fund's equity securities to file forms with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc., reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund

Shares. These persons and entities are required by SEC regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the last fiscal year for each Fund, the Fund's Trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements. To the knowledge of management of each Fund, no shareholder of any of the Funds owns more than 10% of a registered class of any Fund's equity securities.

  As of October 31, 1997, no nominees owned, directly or beneficially any Shares of the Funds. The Trustees, nominees and officers as a group owned, directly or beneficially, less than 1% of the outstanding Shares of each Fund as of October 31, 1997. At such date the "interested persons" of each Fund as a group owned an aggregate of less than 5% of the outstanding shares of the Fund.

  Mr. McDonnell owns preferred shares in MSAM Holdings II, Inc., a wholly-owned subsidiary of MSDWD, which in turn are exchangeable for shares of MSDWD and has options to purchase shares of MSDWD. In addition, Mr. McDonnell has entered into an employment contract with VKAC which terminates on February 17, 1998.

SHAREHOLDER APPROVAL

  The shareholders of each Fund are entitled to vote on this issue. An affirmative vote of a plurality of the outstanding Shares of each Fund present in person or by proxy is required to elect the nominees for each Fund. THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.
------------------------------------------------------------------------------
PROPOSAL 2: RATIFICATION OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------

  The Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected the firm of Ernst & Young LLP, independent accountants, to examine the financial statements for the current fiscal year of each Fund. Each Fund knows of no direct or indirect financial interest of such firm in such Fund. Such appointment is subject to ratification or rejection by the shareholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such independent accountants.

  Representatives of Ernst & Young LLP are expected to be present at the Meeting and should be available to respond to questions from shareholders.

SHAREHOLDER APPROVAL

  The shareholders of each Fund are entitled to vote on this issue. The affirmative vote of a majority of the Shares present in person or by proxy is required to ratify the selection of the independent accountants. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" RATIFICATION OF THIS PROPOSAL.

------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The Funds will bear their pro-rata portion of the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of a Fund, the Adviser, VKAC, Boston Financial Data Services, Inc. or by First Data Investors Services Group. First Data Investors Services Group, a solicitation firm located in Boston, Massachusetts, has been engaged to assist in proxy solicitation at an estimated cost of approximately $8,100 for the Bond Fund, $2,400 for the Convertible Securities Fund and $4,500 for the Income Trust.

------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the relevant fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit proposals for consideration at a meeting of such shareholder's Fund should send such proposal to the Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,
                                          Vice President and Secretary
November 25, 1997

                                                                         ANNEX B

                         AMOUNTS TO BE PAID TO TRUSTEES

                           NOT STANDING FOR ELECTION

  The amounts shown below as payable by a Fund to a Trustee are lump sum amounts payable to such Trustee under each Fund's retirement plan. Payments will be made on or about January 1, 1998. Amounts shown below as payable by the Adviser or its affiliates are lump sum amounts payable in consideration of each Trustee's years of service and certain retirement benefits forgone by Trustees not standing for election.

                                                        CONVERTIBLE
                                       BOND FUND      SECURITIES FUND    INCOME TRUST
                                     -------------    ---------------    -------------
1. Donald M. Carlton
From Fund..........................  $      8,578      $       6,577     $       7,006
From Adviser.......................        12,000              9,200             9,800
Total..............................        20,578             15,777            16,806
2. A. Benton Cocanougher
From Fund..........................  $      9,114      $       6,970     $       7,542
From Adviser.......................        12,750              9,750            10,550
Total..............................        21,864             16,720            18,092
3. Stephen R. Gross
From Fund..........................  $      9,865      $       7,595     $       8,132
From Adviser.......................        13,800             10,625            11,375
Total..............................        23,665             18,220            19,507
4. Alan G. Merten
From Fund..........................  $      8,578      $       6,577     $       7,006
From Adviser.......................        12,000              9,200             9,800
Total..............................        20,578             15,777            16,806
5. R. Richardson Pettit
From Fund..........................  $      8,578      $       6,577     $       7,006
From Adviser.......................        12,000              9,200             9,800
Total..............................        20,578             15,777            16,806
6. Alan B. Shepard
From Fund..........................  $     20,409      $      14,690     $      16,070
From Adviser.......................             0                  0                 0
Total..............................        20,409             14,690            16,070

------------------------------------------------------------------------------
  * Under the terms of each Fund's retirement plan, Trustees of the Bond Fund, the Convertible Securities Fund and the Income Fund are entitled in the aggregate to $65,122, $48,986 and $52,762, respectively, which represent discounted lump sum payments of each Trustee's vested retirement benefits to be paid in lieu of receiving benefits over 10 years. In connection with the years of service and retirement benefits forgone by the Trustees, the Adviser or its affiliates will pay to the resigning Trustees of the Bond Fund, the Convertible Securities Fund and the Income Fund amounts totalling $62,550, $47,975 and $51,325, respectively.

-- A Wealth of Knowledge * A Knowledge of Wealth(SM) --
          VAN KAMPEN AMERICAN CAPITAL LOGO


                                                                     AGC-PS-97

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please be sure to sign and date this Proxy.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-

VAN KAMPEN AMERICAN CAPITAL BOND FUND     FOR THE ANNUAL MEETING OF SHAREHOLDERS
PROXY SOLICITED BY THE TRUSTEES           TO BE HELD ON DECEMBER 18, 1997

The undersigned, revoking previous proxies, hereby appoint(s) Ronald A. Nyberg, Weston B. Wetherell and Edward C. Wood, III or any one or more of them, proxies, with full power of substitution, to vote all shares of the Fund as indicated above which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Thursday, December 18, 1997 at 3:00 p.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                           Date                       , 1997
                                                ----------------------
                                           NOTE: Please sign exactly as your
                                           name appears on this Proxy. When
                                           signing in a fiduciary capacity,
                                           such as executor, administrator,
                                           trustee, attorney, guardian, etc.,
                                           please so indicate. Corporate and
                                           partnership proxies should be
                                           signed by an authorized person
                                           indicating the persons's title.
                                           ------------------------------------
                                           |                                  |
                                           |                                  |
                                           ------------------------------------
                                           Signature(s) (Title), if applicable)

                                           WHEN SHARES ARE REGISTERED WITH JOINT
                                           OWNERS, ALL JOINT OWNERS SHOULD SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-


Please refer to the Proxy Statement discussion of the following matters:
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE TRUSTEES RECOMMEND A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

1. To vote to elect eight trustees to serve until        FOR             FOR ALL
   their respective successors are duly elected and      ALL   WITHHOLD   EXCEPT
   qualified.

            David C. Arch, Rod Dammeyer,                 [ ]     [ ]       [ ]
            Howard J Kerr, Dennis J. McDonnell,
            Steven Muller, Theodore A. Myers,
            Hugo F. Sonnenschein, Wayne W. Whalen

INSTRUCTION: to withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

______________________________________

2. To ratify the selection of Ernst & Young LLP          FOR   AGAINST   ABSTAIN
   as independent accountants.
                                                         [ ]     [ ]       [ ]

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please be sure to sign and date this Proxy.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-

VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES FUND  FOR THE ANNUAL
PROXY SOLICITED BY THE TRUSTEES                          MEETING OF SHAREHOLDERS
                                                         TO BE HELD ON
                                                         DECEMBER 18, 1997

The undersigned, revoking previous proxies, hereby appoint(s) Ronald A. Nyberg, Weston B. Wetherell and Edward C. Wood, III or any one or more of them, proxies, with full power of substitution, to vote all shares of the Fund as indicated above which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Thursday, December 18, 1997 at 3:00 p.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                           Date                       , 1997
                                                ----------------------
                                           NOTE: Please sign exactly as your
                                           name appears on this Proxy. When
                                           signing in a fiduciary capacity,
                                           such as executor, administrator,
                                           trustee, attorney, guardian, etc.,
                                           please so indicate. Corporate and
                                           partnership proxies should be
                                           signed by an authorized person
                                           indicating the persons's title.
                                           ------------------------------------
                                           |                                  |
                                           |                                  |
                                           ------------------------------------
                                           Signature(s) (Title), if applicable)

                                           WHEN SHARES ARE REGISTERED WITH JOINT
                                           OWNERS, ALL JOINT OWNERS SHOULD SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-


Please refer to the Proxy Statement discussion of the following matters:
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE TRUSTEES RECOMMEND A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

1. To vote to elect eight trustees to serve until        FOR             FOR ALL
   their respective successors are duly elected and      ALL   WITHHOLD   EXCEPT
   qualified.

          David C. Arch, Rod Dammeyer,                   [ ]     [ ]       [ ]
          Howard J Kerr, Dennis J. McDonnell,
          Steven Muller, Theodore A. Myers,
          Hugo F. Sonnenschein, Wayne W. Whalen

INSTRUCTION: to withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

______________________________________

2. To ratify the selection of Ernst & Young LLP          FOR   AGAINST   ABSTAIN
   as independent accountants.
                                                         [ ]     [ ]       [ ]

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please be sure to sign and date this Proxy.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-

VAN KAMPEN AMERICAN CAPITAL INCOME TRUST          FOR THE ANNUAL MEETING OF
PROXY SOLICITED BY THE TRUSTEES                   SHAREHOLDERS TO BE HELD
                                                  ON DECEMBER 18, 1997

The undersigned, revoking previous proxies, hereby appoint(s) Ronald A. Nyberg, Weston B. Wetherell and Edward C. Wood, III or any one or more of them, proxies, with full power of substitution, to vote all shares of the Fund as indicated above which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Thursday, December 18, 1997 at 3:00 pm., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                           Date                       , 1997
                                                ----------------------
                                           NOTE: Please sign exactly as your
                                           name appears on this Proxy. When
                                           signing in a fiduciary capacity,
                                           such as executor, administrator,
                                           trustee, attorney, guardian, etc.,
                                           please so indicate. Corporate and
                                           partnership proxies should be
                                           signed by an authorized person
                                           indicating the persons's title.
                                           ------------------------------------
                                           |                                  |
                                           |                                  |
                                           ------------------------------------
                                           Signature(s) (Title), if applicable)

                                           WHEN SHARES ARE REGISTERED WITH JOINT
                                           OWNERS, ALL JOINT OWNERS SHOULD SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-


Please refer to the Proxy Statement discussion of the following matters:
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE TRUSTEES RECOMMEND A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]


1. To vote to elect eight trustees to serve until        FOR             FOR ALL
   their respective successors are duly elected and      ALL   WITHHOLD   EXCEPT
   qualified.

          David C. Arch, Rod Dammeyer,                   [ ]     [ ]       [ ]
          Howard J Kerr, Dennis J. McDonnell,
          Steven Muller, Theodore A. Myers,
          Hugo F. Sonnenschein, Wayne W. Whalen

INSTRUCTION: to withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

______________________________________

2. To ratify the selection of Ernst & Young LLP          FOR   AGAINST   ABSTAIN
   as independent accountants.
                                                         [ ]     [ ]       [ ]